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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                 April 15, 2009
                Date of Report (Date of earliest event reported)

                        COMMISSION FILE NUMBER: 000-50760


                         Sancon Resources Recovery, Inc.
             (Exact name of registrant as specified in its charter)


         NEVADA                                       58-2670972
(State or other jurisdiction           (IRS Employer Identification File Number)
     of incorporation)

                                 7-9 GRAHAM ROAD
                        CLAYTON SOUTH 3169 VIC AUSTRALIA
                    (Address of Principal Executive Offices)

                                (+61) 3 97922555
              (Registrant's telephone number, including area code)

                               - NOT APPLICABLE -
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                                TABLE OF CONTENTS

This Amendment to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on September 27, 2007 is being filed in order to amend Item 9.01of such Current Report on Form 8-K.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 15, 2007, the Registrant exercised its conversion right to convert its convertible note with face value of $200,000 into 70% equity interest of Sancon Resource Recovery (Shanghai) Co., Ltd., pursuant to the terms of Convertible Notes issued on June 1, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBIT:

a) Financial statements for the business acquired

     A summarized financial position for the acquired company, Sancon SH, at the acquisition date, is provided below.

                  Sancon Resource Recovery (Shanghai) Co., Ltd.
                     Summary Statement of Financial Position
                               At August 15, 2007

                                          Amount
Cash                                    $ 253,549
Other Current Assets                       32,447
Property & Equipment                       68,957
Current Liabilities                       (73,268)
                                        ---------
Net Assets                                281,685
Net Assets Acquired (70%)               $ 197,180
                                        =========


b) Pro forma financial statements

The following un-audited pro forma consolidated financial information for the year ended December 31, 2007 as presented below, reflects the results of operations of the Company assuming the acquisition occurred on April 1, 2007. These pro forma results have been prepared for information purposes only and do not purport to be indicative of what operating results would have been had the acquisitions actually taken place on April 1, 2007 and may not be indicative of future operating results.


                                       2
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                                         Year ended December 31, 2007
                                                   (Unaudited)

Revenue                                           $ 6,075,111

Operating loss                                    $  (257,041)
                                                  -----------

Net loss                                          $  (333,551)
                                                  ===========

Basic and fully diluted gain/(loss) per share     $     (0.02)
                                                  ===========

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Sancon Resources Recovery, Inc.
                                                  (REGISTRANT)

Date: April 15, 2009
                                            By: /s/ Jack Chen
                                                --------------------------------
                                                    Jack Chen
                                                    Chief Executive Officer